Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

     In connection with the accompanying Quarterly Report of Moro Corporation (the "Company") on Form 10-QSB for the period ended September 30, 2003 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, I, David W. Menard, Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C., Subsection 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 14, 2003
                                                    /s/ David W. Menard
                                                    -------------------
                                                    David W. Menard
                                                    Chief Executive Officer
                                                    and Chief Financial Officer